Exhibit 99.1
ELLINGTON CREDIT ADOPTS TAX ASSET PRESERVATION PLAN DESIGNED TO PROTECT SHAREHOLDER VALUE BY PRESERVING THE AVAILABILITY OF ITS NET OPERATING LOSSES WHILE OPERATING AS A C-CORP
—Preserving shareholder value by adopting a Section 382 rights plan intended to protect potentially valuable tax assets—
—Plan would only remain in effect while the Company operates as taxable C-Corp, and would expire immediately upon the successful completion of the closed end fund/RIC conversion—
OLD GREENWICH, CONNECTICUT, April 23, 2024—Ellington Credit Company (“Ellington Credit” or the “Company”) (NYSE: EARN) announced today that it has adopted a shareholder rights plan designed to protect shareholder value by preserving the availability of the Company’s net operating loss carryforwards (“NOLs”) and other tax attributes under the Internal Revenue Code of 1986, as amended (the “IRC”) (such plan, the “Tax Asset Preservation Plan”).
As previously announced, later this year Ellington Credit intends to convert to a registered closed end fund to be treated as a regulated investment company (“RIC”) under the IRC, subject to receiving shareholder approval of certain matters. In the meantime, the Company is operating as a taxable C-Corp and plans to take advantage of its significant existing NOLs to offset the majority of its U.S. federal taxable income.
The Tax Asset Preservation Plan took effect on April 23, 2024 and will only remain in effect while Ellington Credit operates as a taxable C-Corp, expiring upon the earliest of: (i) conversion to a closed end fund/RIC, (ii) April 23, 2025, and (iii) the occurrence of certain other events, as described in the Rights Plan.
The Tax Asset Preservation Plan is substantially similar to those adopted by numerous other public companies with significant NOLs.
Ellington Credit’s ability to use the NOLs would be substantially limited if any “5-percent shareholders” (determined under Section 382 of the IRC) increase their ownership of the value of the Company’s stock by more than 50 percentage points over a rolling three-year period, which the IRC classifies for purposes of NOL availability as an “ownership change.” The Tax Asset Preservation Plan is intended to reduce the likelihood of such an IRC Section 382 “ownership change” at the Company by deterring any person or group from acquiring beneficial ownership of 4.9% or more of the Company’s outstanding common stock. The Company’s Board of Trustees believes that the adoption of the Tax Asset Preservation Plan is in the best interests of the Company and its shareholders, given the potential value that the NOLs represent.
Under the Tax Asset Preservation Plan, the rights will initially trade with the Company’s common stock and will generally become exercisable only if a person (or any persons acting as a group) acquires 4.9% or more of Ellington Credit’s outstanding common stock. If the rights become exercisable, all holders of rights (other than any triggering person) will be entitled to acquire additional shares of common stock at a 50% discount or the Company may exchange each right held by such holders for one share of common stock.
Under the Tax Asset Preservation Plan, any person which currently owns 4.9% or more of the Company’s common stock may continue to own its shares of common stock but may not acquire additional shares constituting additional ownership of more than 0.5% without triggering the Tax Asset Preservation Plan. The Company’s Board of Directors has the discretion to exempt any person or group from the provisions of the Tax Asset Preservation Plan.
Additional information about the Tax Asset Preservation Plan will be available on a Form 8-K to be filed by the Company with the U.S. Securities and Exchange Commission.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us. These beliefs, assumptions, and expectations are subject to numerous risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations and strategies may vary materially from those expressed or implied in our forward-looking statements or from our beliefs, expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as "believe," "expect," "anticipate," "estimate," "project," "plan," "continue," "intend," "should," "would," "could," "goal," "objective," "will," "may," "seek," or similar expressions or their negative forms, or by references to strategy, plans, or intentions. Examples of forward-looking statements in this press release include, without limitation, our intention to convert to a registered closed end fund to be treated as a RIC, our ability to use NOLs in the future to offset taxable income, and the belief that the Tax Asset Preservation Plan is in the best interest of the Company and its shareholders. The following factors are examples of those that could cause actual results to vary from those stated or implied by our forward-looking statements: changes in interest rates and the market value of our investments, market volatility, our ability to utilize our NOLs, our ability to convert to a closed end fund/RIC, including our ability to obtain shareholder approval of our conversion to a closed end fund/RIC, and other changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations. Furthermore, as stated above, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of our Annual Report on Form 10-K and those described in our Current Report on Form 8-K filed with the SEC on April 1, 2024, each of which can be accessed through the link to our SEC filings under "For Investors" on our website (at www.ellingtoncredit.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected or implied may be described from time to time in reports we file with the SEC, including reports on Forms 10-Q, 10-K and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
This release and the information contained herein do not constitute an offer of any securities or solicitation of an offer to purchase securities. In addition, the release is not a solicitation of votes or proxies. Any such solicitation will only be made pursuant to a proxy statement or other appropriate proxy materials filed with the SEC and labeled as such.
About Ellington Credit Company
Ellington Credit Company, formerly known as Ellington Residential Mortgage REIT, was initially formed as a real estate investment trust ("REIT") that invested primarily in residential mortgage-backed securities ("MBS"). On March 29, 2024, the Company’s Board of Trustees approved a strategic transformation of its investment strategy to focus on corporate CLOs, with an emphasis on mezzanine debt and equity tranches. In connection with this transformation, the Company revoked its election to be taxed as a REIT effective January 1, 2024, and rebranded to Ellington Credit Company. Later in 2024, the Company intends, subject to shareholder approval of certain matters, to convert to a closed-end fund and complete its transition from an MBS-focused company to a CLO-focused company.
Ellington Credit Company is externally managed and advised by Ellington Credit Company Management LLC, formerly known as Ellington Residential Mortgage Management LLC, an affiliate of Ellington Management Group, L.L.C.

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